                                           NORD OIL INTERNATIONAL INC. AND NWOG


                                            CONSOLIDATED INTERIM BALANCE SHEET
                                                        (UNAUDITED)

                                                                 MARCH 31, 2006           MARCH 31, 2005
----------------------------------------------------------------------------------------------------------
                                                                     U.S. $                    U.S.$
----------------------------------------------------------------------------------------------------------

                                                          ASSETS

CURRENT ASSETS
Cash and Cash Equivalents                                                 53 596                  58 615
Receivables                                                              827 352                       -
----------------------------------------------------------------------------------------------------------
Inventory                                                              1 212 167                       -
----------------------------------------------------------------------------------------------------------
R&D Refundable Tax Credits                                                     -               1 654 716
----------------------------------------------------------------------------------------------------------
Other                                                                    458 517                       -
----------------------------------------------------------------------------------------------------------
Total Current Assets                                                   2 551 632               1 713 331
Fixed Assets                                                           8 701 834              10 946 253
Intangible Assets                                                     99 402 604                       -
Goodwill                                                               4 642 970               4 762 020
Long - term investments                                                  765 361                       -
Total Assets                                                         116 064 401              17 421 604
----------------------------------------------------------------------------------------------------------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable                                                       1 554 259               9 785 075
Due to Officers and Employees                                            817 258               3 259 291
Short/Current Long Term Debt                                                 360                       -
----------------------------------------------------------------------------------------------------------
Other Current Liabilities                                              1 716 210                       -
----------------------------------------------------------------------------------------------------------
Total Current Liabilities                                              4 088 087              13 044 366
Long Term Debt                                                        12 235 595                       -
----------------------------------------------------------------------------------------------------------
Total Liabilities                                                     16 323 682              13 044 366

STOCKHOLDERS' EQUITY:

Paid-in capital                                                        6 816 228               7 154 094
Retained Earnings/Loss                                                92 924 491              (2 776 856)
----------------------------------------------------------------------------------------------------------
Total Stockholders Equity                                             99 740 719               4 377 238
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                           116 064 401              17 421 604
----------------------------------------------------------------------------------------------------------


                                           NORD OIL INTERNATIONAL INC. AND NWOG


                   CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                                                        (UNAUDITED)

                                                                  FOR THE PERIOD            FOR THE PERIOD
                                                                  JANUARY 1, 2006           JANUARY 1, 2005
                                                                  MARCH 31, 2006            MARCH 31, 2005
                                                                  --------------            --------------
                                                                       U.S.$                     U.S.$

Sales:
Income                                                                32 730 226                 519 631
Operating Expenses                                                   (23 353 997)               (389 723)
Selling, general and administrative                                   (2 104 442)               (211 313)

Amortization/Depreciation                                             (3 600 324)                (55 892)

Gross Profit                                                           3 671 463                (137 297)
                                                                       ---------                --------


Total other Income/Expenses Net                                           26 161                       -
Earnings before Interest and Taxes                                     3 697 624                (137 297)
                                                                                               ---------
Income Tax Expense                                                      (893 721)                     -
                                                                       ---------

Net Income/Loss Per Common Share                                       2 803 903                (137 297)
                                                                                                --------


                                           NORD OIL INTERNATIONAL INC. AND NWOG


                                       CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
                                                        (UNAUDITED)


                                                                 FOR THE PERIOD             FOR THE PERIOD
                                                                 JANUARY 1, 2006            JANUARY 1, 2005
                                                                 MARCH 31, 2006             MARCH 31, 2005
                                                                 --------------             --------------
                                                                      U.S.$                      U.S.$

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Profit /Loss                                                       2 803 903                (137 297)
Depreciation and amortization                                          3 600 324                 (55 892)
(Increase) decrease in:                                                        -                       -
Changes in Receivables                                                   167 795                (396 484)
Changes in Liabilities                                                (5 129 886)                 35 505
Changes in other Operating                                                                             -
Activities                                                              (274 734)                      -
Amounts due officers and Employees                                             -                       -
Loss on disposal of assets                                                     -                       -
-----------------------------------------------------------------------------------------------------------

Net cash and cash equivalents provided by
(USED IN) OPERATING ACTIVITIES                                        (1 167 402)               (554 168)
-----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Goodwill                                                           -              (4 562 020)
Purchase of Capital Assets                                             1 176 681              (1 040 259)
-----------------------------------------------------------------------------------------------------------

NET CASH USED FOR INVESTING ACTIVITIES                                 1 176 681              (5 602 279)
-----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Write-off deficit to Paid-in-Capital                                           -                       -
Write-off comprehensive income to Paid Capital                                 -                       -
Write-off stock subscription receivable                                        -                       -
Increase in capital stock                                                      -                 177 331
Long-term loan                                                                 -               5 930 683
-----------------------------------------------------------------------------------------------------------

Net cash from Financing Activities                                             -               6 108 014
-----------------------------------------------------------------------------------------------------------

Net (Decrease) Increase in Cash                                            9 279                 (48 433)
Cash- Beginning of Period                                                 44 317                 107 048
-----------------------------------------------------------------------------------------------------------
Cash - End of Period                                                      58 596                  58 615
-----------------------------------------------------------------------------------------------------------